EXHIBIT 23.1

                               CONSENT OF COUNSEL

We hereby consent to the reference to us under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.

                                              /s/ Robinson & Cole LLP
                                              ------------------------------
                                                  ROBINSON & COLE LLP

March 10, 2005
New York, New York